             SECURITIES AND EXCHANGE COMMISSION

                    Washington, DC  20549

            ____________________________________


                          FORM 8-K


           Pursuant to Section 13 or 15(d) of the

               Securities Exchange Act of 1934



                      February 7, 1997
     (Date of Report - date of earliest event reported)



                  Jumpin' Jax Corporation
     (Exact name of registrant as specified in charter)



   Nevada             33-55254-05          87-0485319
State or other       (Commission         (IRS Employer
urisdiction of        file number)    Identification No.)
ncorporation)



   P.O. Box 27755, Golden Valley, MN  554247
  (Address of principal executive offices)



                (612) 546-3420
(Registrant's telephone number, including area code)

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Item 3.  Bankruptcy or Receivership.

     (a)  Filing of bankruptcy petition

          (i) The Registrant filed a voluntary petition for reorganization under Chapter 11 of the United States Bankruptcy Code (the "Code") in the United States Bankruptcy Court, District of
               Minnesota, on February 7, 1997.   The
               Registrant is currently operating as a debtor-in-possession under Section 1107 of the Code. The case has been assigned case number BKY 97
               - 30826.

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                         SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated:    February 7, 1997


                         JUMPIN' JAX CORPORATION




                         By   /s/   Richmond W.A. Chandler
                              ----------------------------
                              Richmond W.A. Chandler
                              CEO